[DESCRIPTION]  FORM 8-K



			   SECURITIES AND EXCHANGE COMMISSION

				Washington, D.C.  20549


				     _________________


				      F O R M  8 - K

				      CURRENT REPORT

			     Pursuant to Section 13 or 15(d)
			     of the Securities Exchange Act
				       of 1934

							March 29, 1999
Date of Report (Date of earliest event reported). .. .. .. .. .. .. .. ..

			 MICROS-TO-MAINFRAMES, INC.
 .. .. .. .. .. .. .. .. .. .. .. .. ... .. .. .. .. .. .. .. .. .. .. . ..
	      (Exact name of registrant as specified in charter)

New York                             0-22122                    13-3354896
 .. .. .. .. .. .. .. .. .. .. .. .. ... .. .. .. .. .. .. .. .. .. .. . .. ..
(State or other jurisdiction      (Commission                  (IRS Employer
 of incorporation)                File Number)             Identification No.)

       614 Corporate Way, Valley Cottage, NY                       10989
 .. .. .. .. .. .. .. .. .. .. .. .. ... .. .. .. .. .. .. .. .. .. .. . .. ..
(Address of principal executive offices)                       (Zip Code)

							   (914) 268-5000
Registrant's telephone number, including area code . ... .. .. .. .. .. ... ..


			      Not applicable
 . . .. .. .. .. .. .. .. .. ... ... .. .. .. .. .. ... .. ... . .. .. .. .. ..
	(Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certified Accountant.

		(b) On March 29, 1999, Micros-to-Mainframes, Inc. (the "Registrant") appointed Goldstein Golub Kessler LLP ("GGK") as Registrant's independent accountants of record.

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				  SIGNATURE

		Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					   MICROS-TO- MAINFRAMES,  INC.


Dated:  April 1, 1999                      By: /s/Steven H. Rothman
	Valley Cottage, New York              Steven H. Rothman
					      Chief Executive Officer
					      and President